EXHIBIT 31.1
Certificate of the President and Chief Executive Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Jeffrey L. Minch, certify that:

1. I have reviewed this quarterly report on Form 10-QSB for the quarter ended June 30, 2003 of Littlefield Corporation (“LTFD”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations and cash flows of LTFD as of, and for, the periods presented in this report.

4. LTFD’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act Rules 13a-15(e) and 15d-15(e)) for LTFD and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to LTFD, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. Evaluated the effectiveness of LTFD’s disclosure control’s and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c. Disclosed in this report any change in LTFD’s internal control over financial reporting that occurred during LTFD’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, LTFD’s internal control over financial reporting; and
5. LTFD’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to LTFD’s auditors and the audit committee of LTFD’s board of directors:

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect LTFD’s ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in LTFD’s internal control over financial reporting.
Date: August 12, 2003

/s/ JEFFREY L MINCH
Jeffrey L. Minch
President and Chief Executive Officer

EXHIBIT 31.2

Certificate of the Chief Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Kathy Scanlon, certify that:

1. I have reviewed this quarterly report on Form 10-QSB for the quarter ended June 30, 2003 of Littlefield Corporation. (“LTFD”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present, in all material respects, the financial condition, results of operations and cash flows of LTFD as of, and for, the periods presented in this report.

4. LTFD’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act Rules 13a-15(e) and 15d-15(e)) for LTFD and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to LTFD, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. Evaluated the effectiveness of LTFD’s disclosure control’s and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c. Disclosed in this report any change in LTFD’s internal control over financial reporting that occurred during LTFD’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, LTFD’s internal control over financial reporting; and
5. LTFD’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to LTFD’s auditors and the audit committee of LTFD’s board of directors:
a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect LTFD’s ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in LTFD’s internal control over financial reporting.
Date: August 12, 2003

/s/ KATHRYN L SCANLON
Kathryn L. Scanlon
Chief Financial Officer